INCOME TAX EXPENSE	12 Months Ended
Dec. 31, 2019
Income Tax [Abstract]
INCOME TAX EXPENSE
Current tax for each taxable entity is based on the local taxable income at the local statutory tax rate enacted or substantively enacted at the balance sheet date and includes adjustments to tax payable or recoverable in respect of previous periods.
INCOME TAX EXPENSE

For the years ended December 31	2019	2018
Tax on profit
Current tax
Charge for the year	$685	$423
Adjustment in respect of prior years	25	45
	$710	$468
Deferred tax
Origination and reversal of temporary differences in the current year	$1,112	$821
Adjustment in respect of prior years	(39)	(91)
	$1,073	$730
Income tax expense	$1,783	$1,198
Tax expense related to continuing operations
Current
Canada	$5	$—
International	705	468
	$710	$468
Deferred
Canada	$—	$628
International	1,073	102
	$1,073	$730
Income tax expense	$1,783	$1,198

Reconciliation to Canadian Statutory Rate
For the years ended December 31	2019	2018
At 26.5% statutory rate	$1,684	($63)
Increase (decrease) due to:
Allowances and special tax deductions[1]	(129)	(59)
Impact of foreign tax rates[2]	(264)	(4)
Expenses not tax deductible	78	74
Impairment charges not recognized in deferred tax assets	45	168
Goodwill impairment charges not tax deductible	—	54
Net currency translation losses on deferred tax balances	43	41
Tax impact from pass-through entities and equity accounted investments	(140)	(15)
Current year tax losses not recognized in deferred tax assets	8	100
Sale of 50% interest in Kalgoorlie	12	—
De-recognition of deferred tax assets	4	814
United States adjustment to one-time toll charge	—	(49)
Adjustments in respect of prior years	(13)	3
Increase to income tax related contingent liabilities	21	—
Impact of tax rate changes	(35)	—
Dominican Republic tax audit	—	42
United States withholding taxes	30	(107)
Other withholding taxes	24	14
Mining taxes	412	184
Other items	3	1
Income tax expense	$1,783	$1,198

[1]	We are able to claim certain allowances and tax deductions unique to extractive industries that result in a lower effective tax rate.

[2]	We operate in multiple foreign tax jurisdictions that have tax rates different than the Canadian statutory rate.

Currency Translation
Deferred tax balances are subject to remeasurement for changes in currency exchange rates each period. This is required in countries where tax is paid in local currency and accounts are prepared in local GAAP. The most significant balances are Argentine deferred tax liabilities. In 2019 and 2018, tax expense of $75 million and $41 million, respectively, primarily arose from translation losses due to the weakening of the Argentine peso against the US dollar. These translation losses are included within deferred tax expense (recovery). In 2019, deferred tax balances for legacy Randgold assets in Mali and Côte d’Ivoire required remeasurement at year end.

De-recognition of Deferred Tax Assets
In the fourth quarter of 2018, we recorded a deferred tax expense of $673 million related to de-recognition of the deferred tax asset in Canada, and a deferred tax expense of $141 million related to de-recognition of the deferred tax asset in Peru. The de-recognition of the deferred tax asset in Canada follows the merger with Randgold and management’s focus on growing the business globally, particularly on assets outside of Canada. This required us to reassess the level of repatriated earnings expected in Canada, and Canadian income thereon to support the deferred tax asset. The de-recognition of the deferred tax asset does not constrain our ability to use Canadian carry forward tax losses against future income in Canada; however, we did not expect to be able to use these losses in the foreseeable future as a result of the change in strategy in the fourth quarter of 2018. The de-recognition of the deferred tax asset in Peru in the fourth quarter of 2018 follows management’s review of expected future earnings. The associated impairment of inventory at Lagunas Norte was also driven by the fourth quarter of 2018 change in our expected approach to financing future reclamation activities in Peru. Based on these reviews in Canada and Peru, it was determined that the realizability of these deferred tax assets was no longer probable.

United States Withholding Taxes
In the fourth quarter of 2018, primarily due to restructuring associated with the merger with Randgold, we concluded that going forward, we would reinvest our future undistributed earnings of our United States subsidiaries in the foreseeable future. As a result of our reassessment, we recorded a deferred tax recovery of $107 million.

In 2019, we reassessed our intentions on the current and future undistributed earnings of our United States subsidiaries due to the formation of Nevada Gold Mines. Based on the free cash flow that we expect Nevada Gold Mines to generate, together with other factors, we concluded that it was no longer our intent to indefinitely reinvest our current and future undistributed earnings of our United States subsidiaries. Therefore in the fourth quarter of 2019, we recognized an increase in our income tax provisions in the amount of $30 million, representing withholding tax on undistributed United States earnings.

Framework for former Acacia Mining Operations in Tanzania
On October 20, 2019, Barrick announced that it had reached an agreement with the GoT to settle all disputes between the GoT and the mining companies formerly operated by Acacia but now managed by Barrick.  The final agreements were submitted to the Tanzanian Attorney General for review and legalization.

On January 24, 2020, Barrick announced that the Company had ratified the creation of Twiga at a signing ceremony with the President of Tanzania, formalizing the establishment of a joint venture between Barrick and the GoT and resolution of all outstanding disputes between Barrick and the GoT, including the lifting of the previous concentrate export ban, effective immediately

The terms of the signed agreement are consistent with those previously announced, including the payment of $300 million to settle all outstanding tax and other disputes (the “Settlement Payment”); the lifting of the concentrate export ban; the sharing of future economic benefits from the mines on a 50/50 basis; and a dispute resolution mechanism that provides for binding international arbitration. The 50/50 division of economic benefits will be maintained through an annual true-up mechanism, which will not account for the Settlement Payment.

The Settlement Payment will be paid in installments, with an initial payment of $100 million to the GoT following the resumption of mineral concentrate exports. Five subsequent annual payments of $40 million each will be made, starting on the first anniversary of the fulfillment of all conditions of the signed agreement, subject to certain cash flow conditions.
A tax provision of $128 million had been recorded prior to December 31, 2016 in respect of tax disputes related to Acacia. Of this amount, $70 million was recorded in 2016. In the third quarter of 2017, an additional amount of $172 million was recorded as current tax expense. See note 36 for further information with respect to these matters.
Zambian Tax Matters
The mining taxes assessed to the Lumwana Mine have contradicted the Development Agreement that was finalized between Lumwana Mining Company Limited (“LMC”) and the Government of Zambia on December 16, 2005. In 2015, the Company began to take steps to preserve its rights under the Development Agreement and started to engage in formal discussions with the government to redress historical tax issues relating to the Development Agreement. On October 3, 2018, a deed of settlement was signed by the Government of Zambia and LMC. The deed provided that, within 30 days of the deed, LMC shall file tax returns for 2012 through 2017, and the government shall have the right to conduct and complete an audit of the returns. The audit of these tax returns by the Zambian tax authority was completed in the fourth quarter of 2019 and we recorded a $50 million asset reflecting the final settlement of this matter.  We also released historical accruals related to customs duty and indirect taxes resulting in a total of $216 million recognized in Other Income in 2019 (refer to note 9).